SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Aug-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Aug-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1       97311246       3057471   567649           0    94253774  21-Aug-01
I-A-2      170090665       5344165  1027631           0   164746500  21-Aug-01
I-A-3        3355560             0    20273           0     3250130  21-Aug-01
I-P           452533          3522        0           0      449011  21-Aug-01
I-S          1078317             0     6515           0     1017163  21-Aug-01
II-A        37480267       1776159   218635           0    35704108  21-Aug-01
II-S         3859384             0    22513           0     3654983  21-Aug-01
M1           6392133          7017    38445           0     6385116  21-Aug-01
M2           2631467          2889    15827           0     2628579  21-Aug-01
M3           1503695          1651     9044           0     1502045  21-Aug-01
B1           1127772          1238     6783           0     1126534  21-Aug-01
B2            563885           619     3391           0      563266  21-Aug-01
B3            939816          1032     5652           0      938784  21-Aug-01
R                  0             0        0           0           0  21-Aug-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       846.18475      26.58671  4.93608   819.59804 21-Aug-01
I-A-2       846.18475      26.58671  5.11237   819.59804 21-Aug-01
I-A-3       846.18480       0.00000  5.11237   819.59809 21-Aug-01
I-P         920.18852       7.16117  0.00000   913.02735 21-Aug-01
I-S         842.16443       0.00000  5.08808   794.40337 21-Aug-01
II-A        778.19627      36.87808  4.53948   741.31819 21-Aug-01
II-S        772.83536       0.00000  4.50821   731.90439 21-Aug-01
M1          994.79376       1.09203  5.98314   993.70174 21-Aug-01
M2          994.79376       1.09203  5.98314   993.70174 21-Aug-01
M3          994.79377       1.09203  5.98314   993.70174 21-Aug-01
B1          994.79376       1.09202  5.98314   993.70173 21-Aug-01
B2          994.79375       1.09203  5.98314   993.70172 21-Aug-01
B3          994.79400       1.09203  5.98314   993.70196 21-Aug-01
R             0.00000       0.00000  0.20000     0.00000 21-Aug-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Aug-01